UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 11, 2023

IMPEL PHARMACEUTICALS INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40353	26-3058238
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 ELLIOTT AVE. W, SUITE 260, Seattle, Washington	98119
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 206 568-1466

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value Per Share	IMPL	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 11, 2023, Impel Pharmaceuticals Inc. (the “Company”) received two written notifications from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”). The first notification indicated that as of April 11, 2023, the Company did not meet the $15,000,000 minimum market value of publicly held shares required to maintain continued listing as set forth in Nasdaq Marketplace Rule 5450(b)(2)(C) (the “MVPHS Rule”) for the 30-business day period ended April 5, 2023. The second notification indicated that as of April 11, 2023, the Company did not meet the $50,000,000 minimum market value of listed securities required to maintain continued listing as set forth in Nasdaq Marketplace Rule 5450(b)(2)(A) (the “MVLS Rule” and together with the MVPHS Rule, the “Rules”) for the 30-business day period ended April 5, 2023.

Under applicable Nasdaq rules, the Company will have 180 calendar days from the date of the notifications to regain compliance by meeting the continued listing requirements, namely the market value of publicly held shares closes at $15,000,000 or more for a minimum of 10 consecutive business days and the market value of listed securities closes at $50,000,000 or more for a minimum of 10 consecutive business days. If the Company is unable to regain compliance with the Rules by October 9, 2023, and the Company receives a delisting determination from Nasdaq, the Company may, at that time, request a hearing to remain on the Nasdaq Stock Market, which request will ordinarily suspend such delisting determination until a decision is issued by Nasdaq subsequent to the hearing.

The Company intends to actively monitor and assess the market value of its publicly held shares and publicly listed securities and may, as appropriate, consider available options to regain compliance with the Rules. However, there can be no assurance that the Company will be successful in regaining compliance with the Rules and maintaining its listing of the Company’s common stock and warrants to purchase common stock on the Nasdaq Stock Market.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

IMPEL PHARMACEUTICALS INC.

Date: April 17, 2023	By:	/s/ Adrian Adams
Adrian Adams
Chief Executive Officer